UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 31, 2020
Date of Report (Date of earliest event reported)

Southside Bancshares Inc
(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue,	Tyler,	TX	75701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 31, 2020, Southside Bancshares, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2019. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

The information in this Current Report on Form 8-K, including the attached exhibit, is being furnished as provided in General Instruction B.2 to Form 8-K, to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(D)	Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release dated January 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: January 31, 2020	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Senior Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)